                                                                    EXHIBIT 10.2
                                                                       EXECUTION

                               UMT FUNDING TRUST,
                                  as Depositor

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                           ---------------------------

                                 TRUST AGREEMENT

                           Dated as of January 1, 2005

                           ---------------------------

                                     BAYVIEW
                            ASSET-BACKED SECURITIES,
                                  SERIES 2005-1

                               TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ARTICLE I DEFINITIONS..........................................................................................     1

           Section 1.01   Definitions..........................................................................     1

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF SECURITIES........................................................    18

           Section 2.01  Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans..................    18
           Section 2.02  Acceptance of Trust Fund by Trustee:  Review of Documentation for Trust Fund..........    21
           Section 2.03  Representations and Warranties of the Depositor.......................................    22
           Discovery of Breach; Remedies.......................................................................    25
           Section 2.05  Repurchase of Mortgage Loans..........................................................    26
           Section 2.06  Granting Clause.......................................................................    26
           Section 2.07  Transmission of Mortgage Files........................................................    27
           Section 2.08  Optional Repurchase of Mortgage Loans.................................................    27
           No Recourse to Depositor............................................................................    27

ARTICLE III THE SECURITIES.....................................................................................    27

           Section 3.01  The Securities........................................................................    27
           Section 3.02  Registration..........................................................................    28
           Section 3.03  Transfer and Exchange of Securities...................................................    28
           Section 3.04  Cancellation of Securities............................................................    31
           Section 3.05  Replacement of Securities.............................................................    31
           Section 3.06  Persons Deemed Owners.................................................................    31
           Section 3.07  Temporary Securities..................................................................    31
           Section 3.08  Appointment of Paying Agent...........................................................    32

ARTICLE IV ADMINISTRATION OF THE TRUST FUND....................................................................    32

           Section 4.01  Reports to Securityholders............................................................    32
           Section 4.02  Security Account......................................................................    34

ARTICLE V DISTRIBUTIONS TO HOLDERS OF SECURITIES...............................................................    35

           Section 5.01  Distributions Generally...............................................................    35
           Section 5.02  Distributions from the Security Account...............................................    36
           Section 5.03  Allocation of Losses..................................................................    36

ARTICLE VI CONCERNING THE TRUSTEE; EVENTS OF DEFAULT...........................................................    37

           Section 6.01  Duties of Trustee.....................................................................    37
           Section 6.02  Certain Matters Affecting the Trustee.................................................    38
           Section 6.03  Trustee Not Liable for Securities or Mortgage Loans...................................    39

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
           Section 6.04  Trustee May Own Securities............................................................    40
           Section 6.05  Eligibility Requirements for Trustee..................................................    40
           Section 6.06  Resignation and Removal of Trustee....................................................    40
           Section 6.07  Successor Trustee.....................................................................    41
           Section 6.08  Merger or Consolidation of Trustee....................................................    41
           Section 6.09  Appointment of Co-Trustee, Separate Trustee or Custodian..............................    41
           Section 6.10  Authenticating Agents.................................................................    43
           Section 6.11  Indemnification of Trustee............................................................    44
           Section 6.12  Fees and Expenses of Trustee..........................................................    44
           Section 6.13  Collection of Monies..................................................................    44
           Section 6.14  Trustee To Act; Appointment of Successor..............................................    45
           Section 6.15  Additional Remedies of Trustee Upon Event of Default..................................    47
           Section 6.16  Waiver of Defaults....................................................................    47
           Section 6.17  Notification to Holders...............................................................    47
           Section 6.18  Directions by Securityholders and Duties of Trustee During Event of Default...........    47
           Section 6.19  Action Upon Certain Failures of the Servicer and Upon Event of Default................    48
           Section 6.20  Transfer of Servicing.................................................................    48
           Section 6.21  Representations and Warranties of the Trustee.........................................    49

ARTICLE VII PURCHASE AND TERMINATION OF THE TRUST FUND.........................................................    50

           Section 7.01  Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans........    50
           Section 7.02  Procedure Upon Termination of Trust Fund..............................................    51

ARTICLE VIII RIGHTS OF SECURITYHOLDERS.........................................................................    51

           Section 8.01  Limitation on Rights of Holders.......................................................    51
           Section 8.02  Access to List of Holders.............................................................    52
           Section 8.03  Acts of Holders of Securities.........................................................    53

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS......................................................    53

           Section 9.01  Trustee To Retain Possession of Certain Documents.....................................    53
           Section 9.02  Preparation of Tax Returns and Other Reports..........................................    54
           Section 9.03  Release of Mortgage Files.............................................................    54

ARTICLE X TAX ADMINISTRATION...................................................................................    55

           Section 10.01 Tax Administration....................................................................    55

ARTICLE XI MISCELLANEOUS PROVISIONS............................................................................    56

           Section 11.01  Binding Nature of Agreement; Assignment..............................................    56
           Section 11.02  Merger and Integration...............................................................    56
           Section 11.03  Amendment............................................................................    56

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

           Section 11.04  Voting Rights........................................................................    57
           Section 11.05  Rule 144A Information................................................................    57
           Section 11.06  Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial.........................    58
           Section 11.07  Notices..............................................................................    58
           Section 11.08  Severability of Provisions...........................................................    59
           Section 11.09  Indulgences; No Waivers..............................................................    59
           Section 11.10  Headings.............................................................................    59
           Section 11.11  Beneficiaries........................................................................    59
           Section 11.12  Counterparts.........................................................................    60
           No Petition.........................................................................................    60
           Agreements of Securityholders.......................................................................    60


                                   ATTACHMENTS

Exhibit A-1  Form of Class A Note
Exhibit A-2  Form of Class B Certificate
Exhibit B-1  Form of Initial Certification
Exhibit B-2  Form of Interim Certification
Exhibit B-3  Form of Final Certification
Exhibit C    Request for Release of Documents and Receipt
Exhibit D    [Reserved]
Exhibit E    Servicing Agreement
Exhibit F    Form of Investment Letter
Exhibit G    Form of ERISA Transfer Affidavit

Schedule I   Mortgage Loan Schedule

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

      This TRUST AGREEMENT, dated as of January 1, 2005 (the "Agreement"), is by and between UMT FUNDING TRUST, a Maryland real estate investment trust, as depositor (the "Depositor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

      The Depositor has acquired the Mortgage Loans from UMT LT Trust (the "Seller") and at the Closing Date is the owner of each Mortgage Loan and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Securities from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of all of its interest in the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Securities. The Depositor is entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

      The following table sets forth (or describes) the Class designation, Interest Rate, initial Class Principal Balance and minimum denomination for each Class of Securities comprising the interests in the Trust Fund created hereunder.

 Class Designation              Interest Rate         Initial Class Principal Balance           Minimum Denominations
 -----------------              -------------         -------------------------------           ---------------------
Class A Notes                        (1)                       $7,275,598                             $1,000,000
Class B Certificates                 (2)                       $2,425,199                             $1,000,000

---------------------------
(1) The Class A Notes shall accrue interest with respect to each Distribution Date, and the related Accrual Period, at a per annum rate equal to the lesser of (a) 9.25% and (b) the Available Funds Cap.

(2) The Class B Certificates shall not bear interest at a specified rate.

      As of the Cut-off Date, the Mortgage Loans had an aggregate Principal Balance of $9,700,797.12.

      In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

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      Accrual Period: With respect to any Distribution Date and each Class of
Securities, the period beginning on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date. All calculations of interest on the Securities will be made on the basis of the actual number of days in such Accrual Period and a year assumed to consist of 360 days.

      Adjustable Rate Mortgage Loan: Not applicable.

      Advances: Delinquency Advances and Servicing Advances.

      Adverse Claim: Any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than any security interest created under this Agreement.

      Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Aggregate Voting Interests: The aggregate of the Voting Interests of all the Securities under this Agreement.

      Agreement: This Trust Agreement and all amendments and supplements hereto.

      Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate principal balance of the Securities after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount, exceeds (y) the aggregate Principal Balance of the Mortgage Loans for such date.

      Assignment: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

      Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

      Authorized Officer: With respect to any corporation or limited liability company, the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or the members and manager of such limited liability company specifically authorized in resolutions of the Board of Directors of such corporation or limited liability company to sign agreements, instruments or other documents in connection with this Agreement on behalf of such corporation or limited liability company, as the case may be. With respect to any trust, any Authorized Officer of the corporate trustee or any individual co-trustee.

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

      Available Funds Cap: With respect to the Class A Notes and any Distribution Date, (a)(i) the aggregate of interest accrued (whether or not collected or advanced) for the related Due Period on all the Mortgage Loans at the applicable Net Mortgage Rates, divided by (ii) the Class Principal Balance of such Class immediately prior to such Distribution Date, multiplied by (b) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

      Balloon Loan: A Mortgage Loan with a Monthly Payment that does not fully amortize the principal amount of such Mortgage Loan over its term to stated maturity and that requires a substantial principal payment at maturity.

      Balloon Payment: With respect to any Balloon Loan, a payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

      Basis Risk Shortfall: With respect to the Class A Notes and any Distribution Date, the amount, if any, by which (i) the amount of interest for such Class calculated on the basis of the applicable Interest Rate but without regard to the Available Funds Cap exceeds (ii) the aggregate amount of interest distributable on such Class on such date, calculated on the basis of the Available Funds Cap.

      Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

      Business Day: Any day other than a Saturday or a Sunday, or another day on which banks in the States of North Carolina, Florida, Delaware, Maryland or New York (or such other states in which the Corporate Trust Office or the principal offices of the Servicer are subsequently located, as specified in writing by such party to the other parties hereto) are required, or authorized by law, to close.

      Carryforward Interest: With respect to any Distribution Date and to the Class A Notes, the amount, if any, by which (i) the sum of (x) Current Interest for such Class for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest for such Class from previous Distribution Dates exceeds (ii) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date.

      Class: All Securities bearing the same class designation.

      Class A Voting Percentage: As of any date, the fraction, expressed as a percentage, (a) the numerator of which is equal to the Class Principal Balance of the Class A Notes on such date, and (b) the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans on such date.

      Class B Voting Percentage: As of any date, 100% minus the Class A Voting Percentage for such date.

      Class Principal Balance: With respect to each Class of Securities, the aggregate of the Security Principal Balance of all Securities of such Class at the date of determination.

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

      Closing Date: January 31, 2005.

      Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      Combined Loan-to-Value Ratio: With respect to any Junior Mortgage Loan, the fraction, expressed as a percentage, (i) the numerator of which is equal to the Principal Balance of such Mortgage Loan as of the Cut-off Date, plus the aggregate outstanding principal balance of any mortgage loans senior thereto, and (ii) the denominator of which is equal to the value of the related Mortgaged Property, determined on the basis of the lesser of the appraised value at origination or the sales price of such Mortgaged Property.

      Compensating Interest: With respect to any Distribution Date, the amount paid by the Servicer in respect of Prepayment Interest Shortfalls pursuant to
Section 2.11 of the Servicing Agreement.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

      Cooperative Loan: Not applicable.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

      Cooperative Shares: Shares issued by a Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Corporate Trust Office: The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 401 S. Tryon Street, 12th Floor, Charlotte, North Carolina 28288-1179.

      Current Interest: With respect to each class of Securities and any Distribution Date, the aggregate amount of interest accrued during the applicable Accrual Period at the applicable Interest Rate on the Class Principal Balance of such Class immediately prior to such Distribution Date.

      Custodial Account: The custodial account maintained by the Servicer pursuant to the Servicing Agreement.

      Cut-off Date: January 1, 2005.

      Cut-off Date Aggregate Principal Balance: $9,700,797.12.

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

      Cut-off Date Principal Balance: With respect to each Mortgage Loan, the Principal Balance as of the Cut-off Date.

      Deficient Valuation: With respect to any Mortgage Loan, the dollar amount of any reduction in the principal balance owed by the related Mortgagor, as ordered by a court in connection with a bankruptcy proceeding with respect to the related Mortgagor.

      Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof.

      Delinquency Advance: With respect to the Servicer, any advance of funds in respect of a delinquent Monthly Payment made pursuant to the terms of the Servicing Agreement.

      Depositor: UMT Funding Trust, a Maryland real estate investment trust, or any successor in interest.

      Determination Date: As defined in the Servicing Agreement.

      Distribution Date: The Business Day immediately succeeding the Servicer Remittance Date in each month, commencing in February 2005.

      Due Date: With respect to any Mortgage Loan, the date in each calendar month on which a Monthly Payment is due.

      Due Period: With respect to any Distribution Date, the period from and including the second day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (or the Cut-off Date in the case of the first Distribution Date) to and including the first day of the month in which such Distribution Date occurs.

      Eligible Account: (i) An account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) have been assigned by each of Moody's and S&P its highest short-term rating at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee (and, if so requested, to each of Moody's and S&P), the Securityholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

      Eligible Investments: Any of the following (which may be purchased by or through the Trustee or any of its respective Affiliates):

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

      (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

      (b) repurchase agreements on obligations specified in clause (a); provided, that the short-term debt obligations of the party agreeing to repurchase are rated no less than the highest short-term rating by each of Moody's and S & P;

      (c) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term obligations of such depository institution or trust company are rated no less than the highest short-term rating by each of Moody's and S & P;

      (d) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated no less than the highest short-term rating by each of Moody's and S & P; and

      (e) securities of money market funds or mutual funds having one of the two highest short-term ratings from each of Moody's and S&P (including such funds for which the Trustee in its individual capacity or any of its respective Affiliates receives compensation as administrator, sponsor, agent or the like);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Escrow Account: Any escrow account or servicing account established and maintained by the Servicer pursuant to the Servicing Agreement.

      Event of Default: An event described in Section 4.2 of the Servicing Agreement, which pursuant to such agreement entitles the Trustee or Servicing Rights Owner to terminate the Servicer for cause.

      FDIC: The Federal Deposit Insurance Corporation.

      FHA: The U.S. Federal Housing Administration.

      FHA Insurance: An insurance policy granted by the FHA with respect to a Mortgage Loan.

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

      FHA Mortgage Loan: Not applicable.

      FHA Regulations: Regulations promulgated by HUD under the Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to mortgage loans insured by the FHA, including, without limitation, related handbooks, circulars, notices and mortgagee letters.

      FHA/VA Claim Proceeds: Either (i) the amount of insurance proceeds received from the FHA under FHA Insurance in the event of a default with respect to an FHA Mortgage Loan or (ii) the amount of proceeds received from the VA under a VA Guaranty in the event of a default with respect to a VA Mortgage Loan.

      FHLMC: The Federal Home Loan Mortgage Corporation.

      Final Scheduled Distribution Date: November 19, 2034.

      Fixed Rate Mortgage Loan: A Mortgage Loan that has a fixed Mortgage Rate, identified as such on the Mortgage Loan Schedule.

      FNMA: The Federal National Mortgage Association.

      GNMA: The Government National Mortgage Association.

      Governmental Authority: The United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

      Holder or Securityholder: The registered owner of any Security as recorded on the books of the Security Registrar except that, solely for the purposes of taking any action or giving any consent by the Majority Securityholders pursuant to this Agreement, any Security registered in the name of the Depositor, the Servicer, the Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor or the Servicer in determining whether any Securities are registered to an Affiliate of the Depositor or the Servicer.

      HUD: The United States Department of Housing and Urban Development, or any successor thereto.

      Index: With respect to each Adjustable Rate Mortgage Loan, the index specified in the related Mortgage Note, that, when added to the gross margin specified therein, equals the Mortgage Rate thereon.

      Insurance Policy: Any hazard, title, flood or primary mortgage or other insurance policy, including any Primary Mortgage Insurance Policy, relating to a Mortgage Loan.

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

      Insurance Proceeds: With respect to any Distribution Date, all insurance proceeds received by the Servicer or the Trustee during the related Prepayment Period (including, without limitation, the proceeds of any hazard insurance, flood insurance or title insurance policies, or Primary Mortgage Insurance Policies, and payments made by the Servicer or the Trustee pursuant hereto in respect of a deductible clause in any blanket policy) that are not Liquidation Proceeds, that are not applied to the restoration or repair of the related Mortgaged Property or other servicing expenses or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer or the Trustee, and were applied by the Servicer or the Trustee to reduce the Principal Balance of the related Mortgage Loan or to pay interest on the related Mortgage Loan.

      Interest Rate: With respect to each Class of Securities, the applicable per annum rate described in the Preliminary Statement hereto.

      Interest Remittance Amount: With respect to any Distribution Date, to the extent conveyed to the Trustee hereunder, (a) the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Monthly Payments during the related Due Period (less (x) the Servicing Fee and (y) Outstanding Advances and other amounts due to the Servicer, to the extent allocable to interest), (ii) any prepayment premiums or penalties during the related Due Period, (iii) any Compensating Interest paid by the Servicer with respect to such Distribution Date, (iv) the portion of the Purchase Price allocable to interest (less Outstanding Advances, to the extent allocable to interest) of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (v) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected during the related Prepayment Period, to the extent allocable to interest (less Outstanding Advances and other amounts due the Servicer, to the extent allocable to interest), (vi) all Subsequent Recoveries collected during the related Prepayment Period, and (vii) any Simple Interest Shortfall Payment paid by the Servicer with respect to such Distribution Date, as reduced by (b) any expenses of the Trustee reimbursable pursuant to this Agreement and not reimbursed pursuant to clauses (i), (iv) or (v) above.

      Junior Mortgage Loan: Any Mortgage Loan that is secured by a junior lien on the related Mortgaged Property.

      Liquidated Mortgage Loan: With respect to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

      Liquidation Expenses: Customary and reasonable out-of-pocket expenses exclusive of overhead which are incurred by the Servicer or the Trustee in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any Outstanding Advances with respect to such Mortgage Loan.

      Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, any amounts (including the proceeds of any Insurance Policy and the proceeds from the sale of REO Property and including any FHA/VA Claims Proceeds not returned by the Servicer pursuant to the

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                                        8

Servicing Agreement) recovered by the Servicer in connection with such Liquidated Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage Loan or otherwise pursuant to law.

      Loan Collateral: With respect to any Mortgage Loan, the related Mortgaged Property and any personal property securing the related Mortgage Loan, including any lessor's interest in such property, whether characterized or recharacterized as an ownership or security interest.

      Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, (i) the numerator of which is equal to the outstanding Principal Balance of such Mortgage Loan as of the Cut-off Date, and
(ii) the denominator of which is equal to the value of the related Mortgaged Property on the basis of the lesser of the appraised value at origination or the sales price of such Mortgaged Property.

      Majority Securityholders: The Holders of more than 50% of the aggregate Voting Interests (to the extent counted pursuant to Section 11.04).

      Majority Class A Noteholders: The Holders of more than 50% of the Percentage Interest in the Class A Notes.

      Majority Class B Certificateholders: The Holders of more than 50% of the Percentage Interest in the Class B Certificates.

      Monthly Payment: The scheduled monthly principal and interest payment on a Mortgage Loan for any month, as such monthly payment may have been reduced by any Deficient Valuation. The Monthly Payment on each Balloon Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan.

      Moody's: Moody's Investors Service, Inc., or any successor in interest.

      Mortgage: The written instrument creating a valid lien on real property, which instrument may be in the form of a mortgage, deed of trust, deed to secure debt or other instrument creating a lien on or interest in the Loan Collateral; or, in the case of a Cooperative Loan, the Security Agreement.

      Mortgage File: As defined in Section 2.01 hereof.

      Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05 and listed on the Mortgage Loan Schedule, as amended from time to time.

      Mortgage Loan Certificate: With respect to each Mortgage Loan with FHA Insurance, the mortgage insurance certificate evidencing such insurance.

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      Mortgage Loan Sale Agreement: The agreement dated as of January 1, 2005, for the sale of the Mortgage Loans by UMT LT Trust to the Depositor.

      Mortgage Loan Schedule: As of any date, the list of Mortgage Loans attached hereto as Schedule I. The Mortgage Loan Schedule shall be prepared by or on behalf of the Depositor and shall set forth the following information with respect to each Mortgage Loan:

            (i) the Mortgage Loan identifying number;

            (ii) the Mortgagor's name;

            (iii) the street address of the Mortgaged Property including the city, state and zip code;

            (iv) a code indicating whether the Mortgaged Property is owner-occupied;

            (v) the type of residential dwelling, if any, constituting the Mortgaged Property;

            (vi) if the Mortgage Loans include any Junior Mortgage Loans, the lien position of such Mortgage Loan;

            (vii) whether such Mortgage Loan is a Balloon Loan;

            (viii) if the Mortgage Loans include both Adjustable Rate Mortgage Loans and Fixed Rate Mortgage Loans, whether such Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

            (ix) the original term to maturity (from origination or, if such Mortgage Loan has been modified, from modification);

            (x) the stated remaining months to maturity from the Cut-off Date based on the amortization schedule;

            (xi) the Loan-to-Value Ratio or, in the case of Junior Mortgage Loans, the Combined Loan-to-Value Ratio, at origination;

            (xii) the current Loan-to-Value Ratio or, in the case of Junior Mortgage Loans, the current Combined Loan-to-Value Ratio;

            (xiii) the Mortgage Rate as of the Cut-off Date;

            (xiv) the date on which the first Monthly Payment was due on the Mortgage Loan;

            (xv) the Due Date currently in effect;

            (xvi) the stated maturity date;

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            (xvii) the amount of the Monthly Payment due on the first Due Date on or after the Cut-off Date;

            (xviii) the last Due Date on which a Monthly Payment was actually applied to the unpaid principal balance;

            (xix) the original principal amount of the Mortgage Loan;

            (xx) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

            (xxi) in the case of each Adjustable Rate Mortgage Loan, the gross margin;

            (xxii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

            (xxiii) in the case of each Adjustable Rate Mortgage Loan, the maximum mortgage rate;

            (xxiv) in the case of each Adjustable Rate Mortgage Loan, the minimum mortgage rate;

            (xxv) the Mortgage Rate at origination;

            (xxvi) in the case of each Adjustable Rate Mortgage Loan, the periodic rate cap;

            (xxvii) whether the Mortgaged Property is a primary residence, second/vacation home or investment property;

            (xxviii) in the case of each Adjustable Rate Mortgage Loan, the Index;

            (xxix) in the case of each Adjustable Rate Mortgage Loan, the first adjustment date immediately following the Cut-off Date; and

            (xxx) in the case of each Adjustable Rate Mortgage Loan, the rounding code (nearest 0.125%).

      Mortgage Note: The original executed promissory note evidencing the indebtedness of a Mortgagor under a Mortgage Loan or if such Mortgage is not evidenced by a promissory note, the original executed document or other instrument primarily evidencing the indebtedness of the Mortgagor under such Mortgage Loan.

      Mortgage Rate: The annual rate of interest borne by a Mortgage Note, which is set forth in such Mortgage Note.

      Mortgaged Property: Either of (x) the fee simple interest in real property, together with improvements thereto and any fixtures, leases and other real or personal property securing the

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related Mortgage Note or (y) in the case of a Cooperative Loan, the related
Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

      Mortgagor: With respect to any Mortgage Loan, the Person or Persons primarily obligated to make payments in respect thereto.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) amounts payable therefrom to the Servicer or the Trustee in respect of Liquidation Expenses and Outstanding Advances relating to such Mortgage Loan and (ii) in the case of a defaulted Junior Mortgage Loan, the amount necessary to repay the related senior mortgage loan.

      Net Mortgage Rate: With respect to each Mortgage Loan, with respect to any date of determination, a rate per annum equal to the excess of the Mortgage Rate in effect as of the Due Date in the immediately preceding Due Period over the sum of the Trustee Fee Rate and the Servicing Fee Rate.

      Net Simple Interest Excess: Not applicable.

      Net Simple Interest Shortfall: Not applicable.

      Non-Recoverable Advance: Any Advance which the Servicer has determined in its good faith business judgment will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from late payments, Insurance Proceeds, Liquidation Proceeds and other collections or recoveries in respect of the related Mortgage Loan or REO Property. The determination by Servicer that it has made a Non-Recoverable Advance shall be evidenced by an Officer's Certificate delivered to the Trustee and the Depositor setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any information or reports obtained by the Servicer which may support such determination.

      Officer's Certificate: With respect to any Person, a certificate signed by an Authorized Officer of such Person or, in the case of the Servicer, by a Servicing Officer, and in each case delivered to the Trustee.

      Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor or the Servicer but which must be independent outside counsel with respect to any such opinion of counsel concerning matters with respect to the Code.

      Outstanding Advances: As of any date with respect to a Mortgage Loan, the total amount of Advances made on such Mortgage Loan for which the Servicer has not been reimbursed.

      Payahead: With respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the Servicer during any Due Period in addition to the Monthly Payment due

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on such Due Date and intended by the Mortgagor to be applied at a future Due
Date. Such amounts shall be deemed to have been received on such future Due
Date.

      Paying Agent: Any paying agent appointed pursuant to Section 3.08.

      Percentage Interest: With respect to any Security, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Securities of the same Class as such Security. With respect to any Security, the Percentage Interest evidenced thereby shall equal the initial Security Principal Balance thereof divided by the initial Class Principal Balance of all Securities of the same Class.

      Person: An individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

      Prepayment in Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such Mortgage Loan, together with interest thereon at the related Mortgage Rate to the date of such prepayment, and resulting in the full satisfaction of such Mortgage Loan.

      Prepayment Interest Shortfall: With respect to any Prepayment in Full or partial Principal Prepayment of a Mortgage Loan, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

      Prepayment Period: With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

      Primary Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance issued by an insurance company, FHA Insurance or a VA Guaranty with respect to any Mortgage Loan.

      Principal Balance: With respect to any Mortgage Loan and any Distribution Date, (i) the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all Monthly Payments due before the Cut-off Date, minus (ii) the sum of (A) all principal collected or advanced in respect of Monthly Payments due on or after the Cut-off Date through the last day of the related Due Period and (B) all Principal Prepayments received, and the principal portion of all Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries collected (other than Subsequent Recoveries), through the last day of the related Prepayment Period.

      Principal Prepayment: With respect to any Mortgage Loan, any payment of principal made by the related Mortgagor in advance of the Due Date therefor other than the principal portion of (i) Monthly Payments other than Balloon Payments and (ii) Payaheads.

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      Principal Remittance Amount: With respect to any Distribution Date, to the extent conveyed to the Trust hereunder, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Monthly Payments during the related Due Period, (ii) all Principal Prepayments in full or in part received during the applicable Prepayment Period, (iii) the portion of the Purchase Price of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period allocable to principal, and (iv) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected (other than Subsequent Recoveries) during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case, to the extent provided in this Agreement or the Servicing Agreement, by unreimbursed Delinquency Advances, to the extent allocable to principal, and other amounts due to the Servicer.

      Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

      Prospective Holder: Each prospective purchaser and any subsequent transferee of a Security.

      Purchase Price: With respect to any Mortgage Loan, an amount equal to the sum of (i) the unpaid principal balance of such Mortgage Loan immediately prior to the repurchase date, (ii) any accrued and unpaid interest thereon from the date as to which interest was last paid to (but not including) the date of purchase, calculated at the Mortgage Rate thereon, (iii) any unreimbursed Servicing Advances with respect to such Mortgage Loan and (iv) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any predatory or abusive lending law in connection with the origination of such Mortgage Loan.

      QIB: As defined in Section 3.03(d).

      Rating Agency: Either S&P or Moody's.

      Readjustment Act: The Serviceman's Readjustment Act of 1944, as amended.

      Realized Loss: An amount determined by the Servicer and evidenced by an Officer's Certificate of the Servicer delivered to the Trustee pursuant to the Servicing Agreement, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Mortgage Loan (other than a Liquidated Mortgage Loan with respect to which a Deficient Valuation has occurred), the excess of the Principal Balance of such Liquidated Mortgage Loan plus interest thereon at a rate equal to the sum of the applicable Mortgage Rate less the Servicing Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the Custodial Account with respect to such Mortgage Loan, or (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation.

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      Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

      Record Date: With respect to any Distribution Date, the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

      Regulations: FHA Regulations or VA Regulations, as the case may be.

      Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Servicemembers Civil Relief Act, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

      REO Property: Loan Collateral acquired on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

      Responsible Officer: Any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

      Securities Act: The Securities Act of 1933, as amended.

      Security or Securities: Any one or more of the Class A Notes or Class B Certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibits A-1 and A-2.

      Security Account: The account established and maintained by the Trustee in accordance with the provisions of Section 4.02.

      Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

      Security Principal Balance: With respect to any Security, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Security less the sum of
(i) the amount of all principal distributions previously made with respect to such Security and (ii) any Applied Loss Amounts previously allocated to such Security pursuant to Section 5.03. For purposes of Article V hereof, unless specifically provided to the

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contrary, Security Principal Balances shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.

      Security Register and Security Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

      Securityholder: The meaning provided in the definition of "Holder."

      Seller: UMT LT Trust, a Maryland real estate investment trust, or any successor in interest.

      Servicer: Bayview Loan Servicing LLC, a Delaware limited liability company, or any successor in interest.

      Servicer Remittance Date: With respect to each Distribution Date, the 18th day of each month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day.

      Servicing Advance: The reasonable "out-of-pocket" costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan and (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property. Servicing Fees, to the extent not paid when due, shall be deemed, and shall be reimbursable as, a Servicing Advance.

      Servicing Agreement: Any written contract relating to servicing and collection of the Mortgage Loans pursuant to which the Trustee is either a party or a third party beneficiary. The Servicing Agreement with respect to the Servicer as of the Closing Date is attached hereto as Exhibit E.

      Servicing Fee: The monthly fee payable to the Servicer, equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Principal Balance of each Mortgage Loan as of the immediately preceding Distribution Date.

      Servicing Fee Rate: The servicing rate specified in the Servicing Agreement, which shall initially be 0.50% per annum and shall in any event not exceed 0.75% per annum.

      Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Trustee, as such list may be amended from time to time.

      Servicing Rights Owner: The owner of the servicing rights under the Servicing Agreement, which shall initially be Bayview Financial, L.P.

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      Simple Interest Method: The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

      Simple Interest Mortgage Loan: Not applicable.

      Simple Interest Shortfall Payment: Not applicable.

      Subsequent Recoveries: With respect to any Mortgage Loan, any collection or other recovery of amounts owed thereunder after such Mortgage Loan becomes a Liquidated Mortgage Loan.

      Termination Price: As defined in Section 7.01 hereof.

      Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

      Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans, such amounts as shall from time to time be held in the Security Account, any Escrow Account, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

      Trustee: Wachovia Bank, National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

      Trustee Fee: With respect to each Distribution Date, a fee payable to the Trustee, which is equal to the product of the Trustee Fee Rate and the aggregate Principal Balance of the Mortgage Loans as of the opening of business on the first day of the related Due Period.

      Trustee Fee Rate: 0.05% per annum.

      U.S. Person: Any person that is a "United States person" within the meaning of Section 7701(a)(30) of the Code.

      VA: The U.S. Department of Veterans Affairs.

      VA Guaranty: A guaranty granted by the VA with respect to any Mortgage
Loan.

      VA Loan Guaranty Certificate: With respect to each VA Mortgage Loan, the loan guaranty certificate evidencing such guaranty.

      VA Mortgage Loan: Not applicable.

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      VA Regulations: Regulations promulgated by the VA pursuant to the
Readjustment Act, codified in 38 Code of Federal Regulations, and other VA issuances relating to mortgage loans guaranteed by the VA, including, without limitation, related handbooks, circulars, notices and mortgage letters.

      Voting Interests: The portion of the voting rights of all the Securities that is allocated to any Security for purposes of the voting provisions of this Agreement. While the Class A Notes are outstanding, the proportion of Voting Interests allocated to the Class A Notes shall equal the Class A Voting Percentage and the proportion of Voting Interests allocated to the Class B Certificates shall equal the Class B Voting Percentage. After the Class Principal Balance of the Class A Notes has been reduced to zero, 100% of all Voting Interests shall be allocated to the Class B Certificates. Voting Interests shall be allocated among the Securities of each Class in proportion to their Percentage Interests in such Class.

      Section 1.02. Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                             ISSUANCE OF SECURITIES

      Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

      (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans, other than the servicing rights related thereto. Such conveyance includes, without limitation, the right to all payments of principal and interest (expressly including any prepayment premiums or penalties) received or receivable on or with respect to the Mortgage Loans on or after the Cut-off Date, and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor's right, title and interest in and to the Security Account and all amounts from time to time credited thereto and the proceeds of the Security Account, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Securities and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, the Securities in the authorized denominations evidencing the entire ownership of the Trust Fund.

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      Concurrently with the execution and delivery of this Agreement, the
Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement. The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement as if, for such purpose, it were the Depositor. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

      (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee or its custodian, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

            (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of Wachovia Bank, National Association, as Trustee for the Bayview Asset-Backed Securities, Series 2005-1, without recourse," or in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

            (ii) with respect to each Mortgage Loan, (A) the original Mortgage or copy of the Mortgage with evidence of recording thereon, and (B) the original or a copy of recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (iii) with respect to each Mortgage Loan, an original Assignment of the Mortgage executed in the following form: "Pay to the order of Wachovia Bank, National Association, as Trustee for the Bayview Asset-Backed Securities, Series 2005-1," or in blank;

            (iv) the original recorded Assignment or Assignments of the Mortgage and originals or copies of all intervening assignments showing a complete chain of assignment from the originator (or, if applicable, from HUD) to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii), or, in the case of a Cooperative Loan, an original Assignment of the Security Agreement;

            (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

            (vi) with respect to each Mortgage Loan other than a Cooperative Loan, the original or a copy of lender's title insurance policy or attorney's opinion of title or a copy thereof, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien or junior lien, as applicable, on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor;

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            (vii) with respect to any Cooperative Loan, the following documents:
      the Security Agreement; a stock certificate evidencing the Cooperative Shares and related stock power; Proprietary Lease; and Recognition Agreement;

            (viii) as to each Mortgage Loan insured by the FHA, the original Mortgage Loan Certificate, and as to each Mortgage Loan guaranteed by the VA, the original VA Loan Guaranty Certificate, or in each case a "duplicate original" thereof in accordance with applicable Regulations; and

            (ix) if any assignment of leases is separate from the Mortgage, the original or copy thereof, together with an executed reassignment of such instrument to the Trustee.

      Notwithstanding anything herein or in any other document relating to the transactions contemplated hereby to the contrary, no Cooperative Loans, FHA Mortgage Loans, VA Mortgage Loans, Simple Interest Mortgage Loans, Junior Mortgage Loans, Adjustable Rate Mortgage Loans or commercial loans are being conveyed by the Depositor to the Trustee hereunder, and, accordingly, all references to such loans and other related documentation, rules, regulations, definitions, representations, warranties and obligations shall be inapplicable with respect to the operation of this Agreement, and any related document, certificate or other instrument.

      (c) The Depositor (or the Seller, on its behalf), at its own expense, shall promptly (and in no event later than 30 Business Days following the Closing Date) submit or cause to be submitted for recording in the name of the Trustee, at the Depositor's (or the Seller's, on its behalf) expense, in the appropriate public office, each Assignment referred to in Section 2.01(b)(iii) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor (or the Seller, on its behalf), at its own expense, shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

      (d) If any original Mortgage Note referred to in Section 2.01(b)(i)(A) cannot be located, the obligation of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee or its custodian of an original affidavit certifying that the original Mortgage Note has been lost, misplaced or destroyed. If any of the documents referred to in Sections 2.01(b)(iii) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or
(y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or its custodian of a copy of each such document certified by the Depositor (or the Seller, on its behalf) in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Depositor (or the Seller, on its behalf), delivery to the Trustee or its custodian promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee by the Depositor (or the Seller, on its behalf) if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(b)(vi) above,

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

the Depositor (or the Seller, on its behalf) shall use its best efforts to deliver or cause to be delivered to the Trustee or its custodian, promptly after receipt thereof, the original lender's title insurance policy with respect to each Mortgage Loan. The Depositor (or the Seller, on its behalf) shall deliver or cause to be delivered to the Trustee or its custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

      (e) All original documents relating to the Mortgage Loans that are not delivered to the Trustee or its custodian are and shall be held by or on behalf of the Depositor or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Securityholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or its custodian. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File shall be delivered promptly to the Servicer.

      (f) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor (or the Seller, on its behalf), in lieu of delivering the above referenced documents, herewith delivers or causes to be delivered to the Trustee an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Custodial Account have been so deposited.

      (g) On or prior to the Closing Date, or within the period following the Closing Date that is prescribed by applicable Regulations, the Depositor (or the Seller, on its behalf) shall complete all forms and take such other actions as may be required by FHA and VA, as applicable, in connection with the transfer of the Mortgage Loans to the Trustee, naming the Trustee as mortgagee of record, and shall provide such notices to FHA and VA in connection therewith as required under applicable Regulations, and shall, at the request of the Trustee, provide evidence reasonably satisfactory to the Trustee that such notices have provided as so required.

      Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund.

      (a) The Trustee, by execution and delivery hereof, acknowledges receipt (by it or by its custodian) of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to any defects or exception noted in the certification given under clause (b) below and further subject to the Trustee's review thereof as specified herein.

      (b) On or prior to the Closing Date, the Trustee or its custodian shall certify in substantially the form attached hereto as Exhibit B-1 that with respect to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) the related Mortgage File contains the documents specified in Exhibit B-1.

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      (c) The Trustee agrees, for the benefit of the Securityholders, to review, or to cause its custodian to review, each Mortgage File within 45 days after the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt) and to certify, or to cause its custodian to certify, in substantially the form attached hereto as Exhibit B-2 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii) of the definition of Mortgage Loan Schedule contained herein accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, neither the Trustee nor its custodian is under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (b)(v) of Section 2.01. In addition, the Trustee makes no representation or warranty regarding collectibility, insurability, effectiveness or suitability of any Mortgage Loan.

      (d) Prior to the first anniversary date of this Agreement, the Trustee or its custodian shall deliver to the Depositor a final certification in the form annexed hereto as Exhibit B-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

      (e) If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or its custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee or its custodian shall so notify the Depositor. In addition, upon the discovery by the Trustee, the custodian, or the Depositor (or the Seller, on its behalf) (or upon receipt by the Trustee or its custodian of written notification of such breach) of a breach of any of the representations and warranties made by the Depositor in this Agreement which materially adversely affects such Mortgage Loan or the interests of the related Securityholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

      (f) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Securityholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

      Section 2.03. Representations, Warranties and Covenants of the Depositor.

(a) The Depositor hereby represents and warrants to the Trustee, for the benefit of Securityholders, as of the Closing Date or such other date as is specified, that:

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            (i) The Depositor is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland, and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent that the failure to be so qualified would not reasonably be expected to have a material adverse effect on its business or financial condition or ability to perform its obligations under this Agreement. The Depositor has full power and authority to conduct its business as currently conducted by it and to execute and deliver this Agreement and perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary action on the part of the Depositor.

            (iii) This Agreement, has been duly executed and delivered by the Depositor and constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (iv) The Depositor is not in violation of, and the execution, delivery and performance of this Agreement by the Depositor and its compliance with the terms hereof will not constitute a violation with respect to, any existing law or regulation or any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or would have consequences that would adversely affect its performance hereunder. The execution, delivery and performance of this Agreement by the Depositor and its compliance with the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the governing instrument of the Depositor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any lien or encumbrance upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument.

            (v) No litigation, actions, proceedings or investigations are pending or, to the best of the Depositor's knowledge, threatened against the Depositor which would have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or would have consequences that would adversely affect its performance hereunder, or the validity or enforceability of this Agreement, or prevent the consummation of any of the transactions contemplated by this Agreement.

            (vi) No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by the Depositor contains or will

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      contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report, in light of the circumstances in which it was made or will be made, not misleading.

            (vii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any court or any federal, state or other governmental authority or agency that are required in connection with the execution, delivery and performance by the Depositor of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement.

            (viii) The Depositor is conveying to the Trust Fund its entire interest in the Mortgage Loans, free and clear of any Adverse Claim.

            (ix) The Depositor is solvent and the transfer of the Mortgage Loans will not cause the Depositor to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Depositor's creditors.

            (x) The Depositor has not acquired, and will not at any time acquire, any loan that is a "high cost" or "covered" loan within the meaning of the Georgia Fair Lending Act, or any interest in any such loan.

      (b) With respect to the Mortgage Notes, the Depositor hereby represents and warrants to the Servicer and the Trustee for their own benefit and for the benefit of the Securityholders that as of the Closing Date:

            (i)The Mortgage Notes constitute "instruments" within the meaning of the Uniform Commercial Code in effect in the applicable jurisdiction;

            (ii) The Depositor owns and has good title to the Mortgage Notes free and clear of any lien, claim or encumbrance of any Person;

            (iii) The Depositor has received all consents and approvals required by the terms of the Mortgage Notes to the transfer of the Mortgage Notes hereunder to the Trustee;

            (iv) All original executed copies of each Mortgage Note have been or will be delivered to the Trustee, as set forth in this Agreement (except as otherwise provided for herein);

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            (v)The Depositor has received a written acknowledgement from the
      Trustee that the Trustee is holding the Mortgage Notes solely on behalf and for the benefit of the Securityholders;

            (vi) Other than the transfer to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of the collateral covering the Mortgage Notes other than a financing statement relating to the transfer to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor; and

            (vii) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee on behalf of Securityholders.

      The representations and warranties set forth in this Section 2.03(b) shall not be waived.

      Section 2.04. Discovery of Breach; Remedies. (a) It is understood and agreed that the representations and warranties (i) of the Depositor set forth in
Section 2.03 and (ii) of the Seller set forth in the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.

      (b) Upon discovery or receipt of notice by the Trustee or its custodian of
(i) any materially defective document in, or that a document is missing from, a Mortgage File or of (ii) a breach by the Depositor of any representation or warranty under this Agreement, or a breach by the Seller of any representation or warranty under the Mortgage Loan Sale Agreement in respect of any Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the interest therein of any Securityholder, the Trustee shall promptly notify the Depositor or the Seller, as applicable, of such defect, missing document or breach and request that the Depositor or the Seller, as applicable, deliver such missing document or cure such defect or breach within 90 days from the date the Depositor or the Seller, as applicable, was notified of such missing document, defect or breach. Within ninety (90) days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Depositor (or the Seller, on its behalf) or the Seller, as applicable, promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Depositor (or the Seller, on its behalf) or the Seller, as applicable, shall, in the case of a breach of representation or warranty or the failure of the Depositor to satisfy its obligation with respect to delivery of documents pursuant to Section 2.01, or upon receipt of notice from the Trustee that any material document defect has materially impaired the enforcement of the related Mortgage Loan or Mortgage, within ninety (90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan (in which case it shall become a Deleted Mortgage Loan) for the Purchase Price. As soon as practicable following the date of such repurchase, the Depositor (or the Seller, on its behalf) shall amend the Mortgage Loan Schedule to reflect the withdrawal of such Deleted Mortgage Loan from the terms of this Agreement. The Depositor (or the Seller, on its behalf) shall deliver

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to the Trustee such amended Mortgage Loan Schedule and shall deliver such other documents as are required by this Agreement within five days of any such amendment.

      (c) In addition to its repurchase obligation under this Section, the Seller and the Depositor, jointly and severally, shall indemnify the Trust Fund and the Trustee and hold them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Depositor of its representations or warranties contained in this Agreement or by the Seller of its representations or warranties contained in the Mortgage Loan Sale Agreement. It is understood and agreed that the obligations of the Depositor or the Seller, as applicable, set forth in this Section to cure a breach, repurchase a defective Mortgage Loan and indemnify the Trust Fund and the Trustee as provided in this Section constitute the sole remedies of the Trustee or of Securityholders with respect to a breach of the Depositor's representations and warranties contained in this Agreement or a breach of the Seller's representations and warranties contained in the Mortgage Loan Sale Agreement.

      Section 2.05. Repurchase of Mortgage Loans. With respect to any Mortgage Loan repurchased by the Depositor or the Seller, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Security Account. The Trustee, upon receipt of the full amount of the applicable purchase price for such Deleted Mortgage Loan, shall release or cause to be released and reassign to the Depositor or the Seller, as applicable, the related Mortgage File for such Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee (or its custodian) at the expense of the Depositor or the Seller, as applicable, and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

      Section 2.06. Granting Clause. It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Securities a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Securities; and (3) this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Security, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

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      Any loan deemed made by the Trust Fund or Securityholders pursuant to this
Agreement shall be without recourse.

      Section 2.07. Transmission of Mortgage Files. Written instructions as to the method of shipment and shipper(s) the Trustee or its custodian is directed to utilize in connection with transmission of files and loan documents in the performance of the Trustee's or custodian's duties hereunder shall be delivered by the Servicer to the Trustee or its custodian prior to any shipment of any Mortgage Files and loan documents hereunder. In the event that the Servicer fails to provide such written instructions, the Trustee or its custodian shall be hereby authorized to use a nationally recognized courier service. The Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Trustee's option, reimburse the Trustee or its custodian for all costs and expenses incurred by the Trustee or its custodian consistent with such instructions or for having used an overnight courier service) and will maintain such insurance in connection with shipment of the Mortgage Files against loss or damage to files and loan documents as the Servicer deems appropriate. It is expressly agreed that in no event shall the Trustee or its custodian have any liability for any losses or damages to any Person with respect to the Mortgage Files arising out of actions of the Trustee or its custodian consistent with instructions of the Servicer.

      Section 2.08. Optional Repurchase of Mortgage Loans. Subject to the provisions of this Section, the Depositor shall have the option, exercisable at any time (but one time only) upon 30 days' prior written notice to the Trustee and the Securityholders, to repurchase from the Trust Fund, for the Purchase Price, Mortgage Loans constituting not less than 5.0 percent and not more than
6.0 percent of the aggregate Principal Balance of the Mortgage Loans.

      Within ten Business Days following receipt of the notice specified above, the Majority Class A Noteholders shall identify in writing by loan number the Mortgage Loans to be repurchased by the Depositor, and the Depositor shall be required to repurchase each such Mortgage Loan. Such repurchase shall be effected in accordance with Section 2.05.

      Section 2.09. No Recourse to Depositor. No recourse shall be had for any claim based on any provision of this Agreement, the Securities or any Mortgage Loan against the Depositor, and the Depositor shall not have any obligation, liability or duty whatsoever to any Securityholder, or any other Person with respect to any such claim, whether or not the property of the Trust Fund is sufficient to make distributions required to be made to Securityholders under this Agreement.

      The Depositor shall be liable in accordance with this Agreement only to the extent of the obligations specifically imposed by this Agreement.

                                   ARTICLE III

                                 THE SECURITIES

      Section 3.01. The Securities.

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      (a) The Securities shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. Each Class of Securities will be issued in definitive, fully registered form in the minimum denominations in Class Principal Balance specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Securities may be issued in the form of typewritten certificates.

      (b) The Securities shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Security shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in Section 2.01. No Security shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. All Securities shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Securities executed by the Trustee to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Securities as provided in this Agreement and not otherwise.

      Section 3.02. Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, Security Registrar in respect of the Securities and shall maintain books for the registration and for the transfer of Securities (the "Security Register"). The Trustee may appoint a bank or trust company to act as Security Registrar. A registration book shall be maintained for the Securities collectively. The Security Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Security Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Security Registrar may prescribe; provided, however, that the Security Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

      Section 3.03. Transfer and Exchange of Securities.

      (a) A Security may be transferred by the Holder thereof only upon presentation and surrender of such Security at the office of the Security Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Security Registrar. Upon the transfer of any Security in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Securities of the same Class and evidencing, in the aggregate, the same aggregate Security Principal Balance or Percentage Interest, as applicable, as the Security being transferred. No service charge shall be made to a Securityholder for any registration of transfer of Securities, but the Security Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Securities.

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      (b) A Security may be exchanged by the Holder thereof for any number of new Securities of the same Class, in authorized denominations, representing in the aggregate the same Security Principal Balance or Percentage Interest, as applicable, as the Security surrendered, upon surrender of the Security to be exchanged at the office of the Security Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Security Registrar. Securities delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Securities surrendered. No service charge shall be made to a Securityholder for any exchange of Securities, but the Security Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Securities. Whenever any Securities are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Securities which the Securityholder making the exchange is entitled to receive.

      (c) By acceptance of a Security, whether upon original issuance or subsequent transfer, each Holder of such a Security acknowledges the restrictions on the transfer of such Security set forth thereon and agrees that it will transfer such a Security only as provided herein.

      Each Prospective Holder of a Security other than the Depositor or an affiliate thereof shall represent and warrant in writing, in substantially the form set forth in Exhibit F to the Trustee and the Security Registrar and any of their respective successors that:

            (i) Such Person is duly authorized to purchase the Securities and its purchase of investments having the characteristics of the Securities is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor; and

            (ii) Such Person understands that each holder of a Security, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of this Agreement.

      (d) Each Prospective Holder of a Class A Note upon initial issuance shall represent and warrant in writing, in substantially the form set forth in Exhibit F, to the Trustee and the Security Registrar and any of their respective successors that:

            (i) Such Person is either (A) a qualified institutional buyer (a "QIB") as defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and is aware that the seller of such Security may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Security for its own account or for the account of one or more QIBs for whom it is authorized to act or (B) an accredited investor, or an entity each of whose equity owners is an accredited investor (an "Accredited Investor"), under Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

            (ii) It understands that such Securities have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise

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      transferred only to a person that is either (A) a QIB that is purchasing such Securities for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A or (B) an Accredited Investor, in each case in compliance with the requirements of this Agreement.

      (e) Each Prospective Holder of a Class B Certificate upon initial issuance shall represent and warrant in writing, in substantially the form set forth in Exhibit F, to the Trustee and the Security Registrar and any of their respective successors that:

            (i) Such Person is either (A) a QIB as defined in Rule 144A under the Securities Act and is aware that the seller of such Class B Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Class B Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act or (B) subject to Section 3.03(f), the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor.

            (ii) It understands that such Securities have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only to a person that is either (A) a QIB that is purchasing such Securities for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A or (B) subject to Section 3.03(f), the Depositor or an affiliate (as defined in Rule 405 under the Securities
      Act) of the Depositor.

      In the event that a transfer of a Security is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferee shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit F.

      (f) The Security Registrar shall not register the transfer of any Class B Certificate to United Mortgage Trust or any Affiliate thereof or successor in interest thereto other than UMT Funding Trust without the prior written consent of the Majority Class A Noteholders.

      (g) No transfer of any Security shall be made to any Person unless the Trustee has received a certificate substantially in the form of Exhibit G hereto from such transferee. The preparation and delivery of the certificate referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no certificate shall be required for the initial issuance of the Securities.

      (h) As a condition of the registration of transfer or exchange of any Security, the Security Registrar may require the certified taxpayer identification number of the owner of the Security and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Security Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Securityholder for any registration, transfer or exchange of any Security.

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      (i) No transfer of any Security shall be made to any Person unless the
Trustee receives an investment letter from the transferee substantially in the form of Exhibit F in which the transferee represents, among other things, that such transferee is a U.S. Person.

      Section 3.04. Cancellation of Securities. Any Security surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled Securities maintained by the Trustee or the Security Registrar.

      Section 3.05. Replacement of Securities. If (i) any Security is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Security has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor and Security Principal Balance. Upon the issuance of any new Security under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Security issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Security shall be found at any time.

      Section 3.06. Persons Deemed Owners. The Depositor, the Trustee, the Security Registrar and any agent of any of them may treat the Person in whose name any Security is registered upon the Security Register as the owner of such Security for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Security Registrar nor any agent of any of them shall be affected by notice to the contrary.

      Section 3.07. Temporary Securities. (a) Pending the preparation of definitive Securities, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such variations as the authorized officers executing such Securities may determine, as evidenced by their execution of such Securities.

      (b) If temporary Securities are issued, the Depositor will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Security Principal Balance of definitive Securities of the same Class in the authorized denominations. Until so exchanged, the

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temporary Securities shall in all respects be entitled to the same benefits under this Agreement as definitive Securities of the same Class.

      Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Securityholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Securityholders in an Eligible Account in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to the Securityholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Securityholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

      Section 4.01. Reports to Securityholders.

      (a) On each Distribution Date, the Trustee shall deliver or cause to be delivered by facsimile or electronic mail to each Securityholder a written report setting forth the following information, which information the Trustee will determine on the basis of, with respect to the Mortgage Loans, data which the Servicer will provide to the Trustee or its designee prior to the Servicer Remittance Date:

            (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Securities, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal;

            (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Securities allocable to interest;

            (iii) (A) the aggregate amount of any Delinquency Advances required to be made by or on behalf of the Servicer with respect to such Distribution Date, (B) the aggregate amount of such Delinquency Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

            (iv) the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

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            (v) the Class Principal Balance of each Class of Securities, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above;

            (vi) the amount of any Applied Loss Amount applied to the Class B Certificates on such Distribution Date;

            (vii) any Realized Losses realized with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

            (viii) the amount of the Servicing Fee paid during the Due Period to which such distribution relates;

            (ix) the number and aggregate Principal Balance of Mortgage Loans, as reported to the Trustee by the Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

            (x) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the Principal Balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

            (xii) with respect to the repurchase of Mortgage Loans in the preceding calendar month, the Principal Balance of each Deleted Mortgage Loan;

            (xiii) the aggregate outstanding Carryforward Interest, if any, for the Class A Notes, after giving effect to the distribution made on such Distribution Date;

            (xiv) the aggregate outstanding Basis Risk Shortfalls, if any, for the Class A Notes, after giving effect to distributions made on such Distribution Date;

            (xv) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Securityholders would have received if there were sufficient available amounts in the Security Account and the amounts actually distributed);

            (xvi) any other "loan-level" information for any Mortgage Loans that are delinquent three or more months and any REO Property held by the Trust that is reported by the Servicer to the Trustee; and

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            (xvii) with respect to each liquidated REO Property, the loan number, the Net Liquidation Proceeds and the outstanding principal balance of the related Mortgage Loan.

      In the case of information furnished pursuant to subclauses (i), (ii) and
(viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of the Securities.

      In preparing or furnishing the foregoing information the Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to it by the Servicer, and the Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

      On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail to Bayview Financial, L.P. a copy of the above-described written report, to the following address: 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention: Thomas F. Carr, or to such other address as such party may designate.

      (b) Upon the reasonable advance written request of any Securityholder that is a savings and loan, bank or insurance company, the Trustee shall, to the extent that such information has been provided to the Trustee by the Servicer, provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide), to such Securityholder such reports and access to information and documentation regarding the Mortgage Loans as such Securityholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Securities; provided, however, that the Trustee shall be entitled to be reimbursed by such Securityholder for such Trustee's actual expenses incurred in providing such reports and access.

      (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Securityholder of record a report summarizing the items provided to Securityholders pursuant to
Section 4.01(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Securities and information regarding the expenses of the Trust Fund.

      Section 4.02. Security Account.

      (a) The Trustee shall establish and maintain in its name, as trustee, a trust account (the "Security Account"), to be held in trust for the benefit of the Securityholders until disbursed pursuant to the terms of this Agreement. The Security Account shall be an Eligible Account. If the existing Security Account ceases to be an Eligible Account, the Trustee shall establish a new Security Account that is an Eligible Account within 30 Business Days and transfer all funds on deposit in such existing Security Account into such new Security Account. The Security Account shall relate solely to the Securities issued hereunder and funds in the Security Account

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shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

      (b) The Trustee shall cause to be deposited into the Security Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted for the account of the Trust Fund by the Servicer, FHA or any other Person to the Trustee, all such amounts. The Trustee shall make withdrawals from the Security Account only for the following purposes, in the following order of priority:

            (i) to withdraw amounts deposited in the Security Account in error;

            (ii) to pay itself any investment income earned with respect to funds in the Security Account invested in Eligible Investments as set forth in subsection (c) below, and to make payments to itself and others pursuant to any provision of this Agreement;

            (iii) to reimburse itself or the Servicer for Outstanding Advances previously made by it or the Servicer or, following final liquidation of a Mortgage Loan, for any amount that represents Non-Recoverable Advances;

            (iv) to make payments to itself and others pursuant to any provision of this Agreement, to the extent expressly provided hereunder;

            (v) to make distributions to the Securityholders pursuant to Article V; and

            (vi) to clear and terminate the Security Account pursuant to Section 7.02.

      (c) The Trustee may invest, or cause to be invested, funds held in the Security Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee). The Trustee is not required to and has no obligation to invest funds held in the Security Account. All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Security Account out of its own funds, without any right of reimbursement therefor, immediately as realized. Funds held in the Security Account that are not invested shall be held in cash.

                                   ARTICLE V

                     DISTRIBUTIONS TO HOLDERS OF SECURITIES

      Section 5.01. Distributions Generally.

      (a) Subject to Section 7.01 respecting the final distribution on the Securities, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by wire transfer in immediately available funds to the Holder of record on the immediately preceding Record Date to an account specified by

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each Securityholder; provided, however, that the final distribution in respect of any Security shall be made only upon presentation and surrender of such Security at the Corporate Trust Office. The Class B Certificates shall remain outstanding until the termination of the Trust Fund and the payment in full of all other amounts due with respect to the Class B Certificates and at such time such final payment in retirement of any Class B Certificates shall be made only upon presentation and surrender of such Class B Certificates at the Corporate Trust Office of the Trustee. If any payment required to be made on the Securities is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

      (b) All distributions or allocations made with respect to Securityholders within each Class on each Distribution Date shall be allocated among the outstanding Securities in such Class equally in proportion to their respective Percentage Interests.

      Section 5.02. Distributions from the Security Account.

      (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall determine the Interest Rate, shall withdraw from the Security Account the Interest Remittance Amount and shall distribute such amount to the Trustee and to the Holders of record of each Class of Securities in the following order of priority:

            (i) to the Trustee, the Trustee Fee for such Distribution Date;

            (ii) to the Class A Notes, (A) the Current Interest for such Class for such Distribution Date and (B) any Carryforward Interest for such Class for such Distribution Date;

            (iii) to the Class A Notes, any Basis Risk Shortfall for such Class for such Distribution Date and for each prior Distribution Date, to the extent remaining unpaid; and

            (iv) to the Class B Certificates, any remaining Interest Remittance Amount for such Distribution Date.

      (b) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Security Account the Principal Remittance Amount and shall distribute such amount to the Holders of record of each Class of Securities in the following order of priority:

            (i) to the Class A Notes, in reduction of the Class Principal Balance thereof, until the Class Principal Balance of such Class has been reduced to zero; and

            (ii) to the Class B Certificates, in reduction of the Class Principal Balance thereof, until the Class Principal Balance of such Class has been reduced to zero.

      Section 5.03 Allocation of Losses.

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      (a) On each Distribution Date, the Class Principal Balance of the Class B
Certificates shall be reduced by the amount of any Applied Loss Amount for such date. The Class Principal Balance of the Class A Notes shall not be reduced in respect of Applied Loss Amounts.

      (b) Any Applied Loss Amount so allocated to the Class B Certificates shall be allocated among the Certificates of such Class in proportion to their respective principal balances. Any allocation of an Applied Loss Amount pursuant to this Section shall be accomplished by reducing the Class Principal Balance of the Class B Certificates and the principal balance of each related Certificate on the applicable Distribution Date.

                                   ARTICLE VI

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

      Section 6.01. Duties of Trustee.

      (a) The Trustee, except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Servicer, in which case it shall use the same degree of care and skill as the Servicer under the Servicing Agreement.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are on their face in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, to the Trustee pursuant to this Agreement.

      (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of Holders of Securities as provided in Section 6.18 hereof;

            (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Trustee when required to do so by the Servicing Agreement), unless a Responsible Officer of the

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      Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Securities and this Agreement;

            (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

            (iv) The Trustee shall not be responsible for any act or omission of the Servicer.

      (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

      (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Securityholders of more than 50% of the aggregate Percentage Interests of each Class of Securities as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

      Section 6.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.01:

      (a) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors, opinion of counsel or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (c) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

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      (d) Unless an Event of Default shall have occurred and be continuing, the
Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Majority Securityholders; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation; and

      (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder.

      Section 6.03. Trustee Not Liable for Securities or Mortgage Loans.

      (a) The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities (other than its certificate of authentication on the Securities) or of any Mortgage Loan, or the validity of any security interest granted hereunder, or related document except that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to
(A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law, and the Trustee makes the representations and warranties set forth in Section 6.21. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Custodial Account, the Security Account, any Escrow Account or any other fund or account maintained with respect to the Securities.

      (b) Unless otherwise provided under the terms of this Agreement, the Trustee shall have no responsibility or liability for or with respect to: the validity of any security interest in any Loan Collateral; the perfection of any such security interest (whether as of the date hereof or at any future time) or the maintenance of or the taking of any action to maintain such perfection; the existence or validity of any Mortgage, the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the review of any Mortgage Loan, any Mortgage File or the electronic ledger (except as otherwise specified herein); the performance or enforcement of any Mortgage Loan; or any action by the Trustee taken at the instruction of the Servicer or the Depositor pursuant to this Agreement. No recourse shall be had for any claim based on any provision of this Agreement, the Securities or any Mortgage Loan against the Trustee in its individual capacity, and the Trustee shall not have any personal obligation, liability

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or duty whatsoever to any Securityholder, or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Fund or any indemnitor who shall furnish indemnity as provided herein.

      Section 6.04. Trustee May Own Securities. The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may transact banking and trust activities with the other parties hereto with the same rights it would have if it were not Trustee or such agent, subject to Section 11.04 and the limitations set forth in the definition of "Holder" in Section 1.01.

      Section 6.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

      Section 6.06. Resignation and Removal of Trustee.

      (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Securityholders. Upon receiving such notice of resignation, the Majority Securityholders will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Majority Securityholders, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, then the Majority Securityholders shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

      (c) [Reserved]

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      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.07.

      Section 6.07. Successor Trustee.

      (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Securityholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor (or the Seller, on its behalf) shall mail notice of the succession of such trustee hereunder to all Holders of Securities at their addresses as shown in the Security Register. The expenses of such mailing shall be borne by the Trust Fund.

      Section 6.08. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

      Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.

      (a) Notwithstanding any other provisions hereof, at any time, the Trustee or the Majority Securityholders shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate

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trustee or co-trustee is necessary or advisable under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Securityholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Delinquency Advances and Servicing Advances pursuant to Section 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

      (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

            (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

            (iv) the Trustee or the Securityholders evidencing more than 50% of the Aggregate Voting Interests of the Securities may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to

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do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Securityholders of the appointment shall be required under Section 6.07 hereof.

      (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

      (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

      Section 6.10. Authenticating Agents.

      (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Securities. Wherever reference is made in this Agreement to the authentication of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

      (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless

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eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

      Section 6.11. Indemnification of Trustee. The Trustee and its directors, officers, employees and agents shall be entitled to indemnification subject to
Section 6.12 hereof from the Trust Fund, as provided in Section 4.02 of this Agreement, for any loss, liability or expense incurred in connection with any claim, demand, action or legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including, without limitation, being the mortgagee of record with respect to the Mortgage Loans and the owner of record with respect to any REO Property, or the costs and expenses (including reasonable attorney's fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

      (a) with respect to any such claim, the Trustee shall have given the Depositor and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

      (b) while maintaining control over its own defense, the Trustee shall report from time to time to the Depositor and the Majority Securityholders as to the status of such defense; and

      (c) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Majority Securityholders, which consent shall not be unreasonably withheld.

      The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

      Section 6.12. Fees and Expenses of Trustee. In addition to the Trustee Fee paid pursuant to Section 5.02 hereof, the Trustee shall be entitled to receive, and is authorized to pay to itself the amount of income or gain earned from the investment of funds in the Security Account in accordance with Section 4.02(c). The Trustee also shall be entitled to reimbursement from the Security Account, in accordance with Section 4.02(b) of this Agreement, for reasonable disbursements and expenses made or incurred by the Trustee in accordance with the provisions of this Agreement or the Servicing Agreement but not for (i) any such expense, disbursement or advance as may arise from the Trustee's negligence or willful misconduct or (ii) any amount expressly required under this Agreement to be paid by the Trustee from its own funds.

      Section 6.13. Collection of Monies. Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Servicer, the Trustee shall

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request the Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

      Section 6.14. Trustee To Act; Appointment of Successor.

      (a) If an Event of Default under the Servicing Agreement shall occur, the Trustee, for the benefit of the Securityholders, shall enforce the obligations of the Servicer under the Servicing Agreement, including termination of the rights and obligations of the Servicer thereunder and either service the related Mortgage Loans in accordance with the terms and provisions of the Servicing Agreement or enter into a Servicing Agreement with a successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Trustee, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Trustee shall pay the costs of such enforcement and prosecute or defend any legal action to the extent that the Trustee shall have received reasonable indemnity for its costs and expenses in pursuing such action, pursuant to Section 6.11 hereof, or such amounts are permitted to be withdrawn from the Security Account, pursuant to Section 6.12 hereof.

      If any Event of Default shall occur, the Trustee shall promptly notify the Depositor and the Securityholders of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Servicer upon such Servicer's failure to remit funds on the Servicer Remittance Date.

      In the event that the Servicer shall (i) fail to remit to the Trustee any amount as and when required under the Servicing Agreement, which failure continues unremedied for a period of one Business Day, or (ii) becomes insolvent, files for bankruptcy, or is placed under conservatorship or receivership, termination of the duties and responsibilities of the Servicer and the Trustee's assumption of all of the Servicer's rights, duties and obligations under the Servicing Agreement shall automatically occur, without demand, protest, or further notice of any kind.

      (b) On and after the time (i) the Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a), (ii) the Trustee receives the resignation of the Servicer or (iii) the Trustee receives notice that the Servicing Rights Owner has terminated the Servicer, the Trustee, unless another servicer shall have been appointed and consented to by the Trustee, shall be the successor in all respects to the Servicer in its capacity as such under the Servicing Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer under the Servicing Agreement, including the obligation to make Delinquency Advances and Servicing Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by the Servicing Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Servicer prior to the issuance of any notice of termination. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability granted to the Servicer under the Servicing Agreement. As compensation therefor, the Trustee shall be entitled to receive all compensation

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payable to the Servicer under the Servicing Agreement, including the applicable portion of the Servicing Fee.

      (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor Servicer as are set forth in the Servicing Agreement, as the successor to such Servicer under the Servicing Agreement in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the Servicer. Any entity designated by the Trustee as a successor Servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the maximum permitted to the Servicer under the Servicing Agreement. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder and under the Servicing Agreement, including, without limitation, notifying Mortgagors of the assignment of the servicing functions and providing the Trustee and successor servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Servicer's functions hereunder and under the Servicing Agreement and the transfer to the Trustee or such successor servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Servicer in the Security Account and any other account or fund maintained with respect to the Securities or thereafter be received with respect to the Mortgage Loans. The Servicer shall reimburse the Trustee (including reimbursement of attorney's fees), if the Trustee becomes successor Servicer, for its reasonable costs and expenses associated with the transfer of servicing following resignation or termination of the Servicer. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Servicer to cooperate as required by the Servicing Agreement, (iii) the failure of the Servicer to deliver the Mortgage Loan data to the Trustee as required by the Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

      (d) The Trustee shall be entitled to reimbursement for the costs and expenses of the Trustee related to any termination of the Servicer, the appointment of a successor Servicer or the transfer and assumption of servicing by the Trustee, as successor Servicer. To the extent that such costs and expenses of the Trustee are not fully and timely reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Security Account.

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      Section 6.15. Additional Remedies of Trustee Upon Event of Default. During
the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in
Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Securityholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

      Section 6.16. Waiver of Defaults. 100% of the Voting Interests of Securityholders of each Class, expressly including the Class B Certificates, may waive any default or Event of Default by the Servicer in the performance of its obligations under the Servicing Agreement. Upon any such waiver of a past default, such default shall cease to exist, any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, and, to the extent that such default related to the Servicer's obligation to make any Delinquency Advance, the Trustee shall not be obligated to make such Delinquency Advance, notwithstanding anything to the contrary in this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Section 6.17. Notification to Holders. Upon termination of the Servicer or appointment of a successor to the Servicer, in each case as provided herein, the Trustee shall promptly send notice thereof by facsimile or electronic mail to the Securityholders at their respective addresses appearing on the Security Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Securityholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

      Section 6.18. Directions by Securityholders and Duties of Trustee During Event of Default. Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, the Majority Securityholders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Securityholders, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding

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so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Securityholders.

      Section 6.19. Action Upon Certain Failures of the Servicer and Upon Event of Default. In the event that the Trustee shall have actual knowledge of any action or inaction of the Servicer that would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Depositor. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer or any other Event of Default unless notified thereof in writing by the Servicer or by a Securityholder.

      Section 6.20. Transfer of Servicing. The Servicing Rights Owner shall provide written notice to the Trustee and Holders of the Securities thirty days prior to any transfer or assignment by the Servicing Rights Owner of its rights under the Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any other Person. In addition, the transfer or assignment of rights and delegation of duties under the Servicing Agreement or the transfer of the servicing thereunder to a successor servicer shall be subject to the following conditions:

      (a) Such successor servicer must satisfy the seller/servicer eligibility standards in the Servicing Agreement and must be reasonably acceptable to the Trustee, whose approval shall not be unreasonably withheld;

      (b) Such successor servicer must execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under the Servicing Agreement;

      (c) The Servicing Rights Owner shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to such successor servicer, including, but not limited to, the following: (i) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Servicing Rights Owner shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (ii) prior to the effective date of such transfer of servicing, the Servicing Rights Owner shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (iii) on or prior to the effective date of such transfer of servicing, the Servicing Rights Owner shall cause the prior Servicer to deliver to the successor servicer all related loan documents and any related records or materials; (iv) on or prior to the effective date of such transfer of servicing, the Servicing Rights Owner shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Servicer Remittance Date and prior to the related Distribution Date, to the Trustee, all funds held by the Servicer in respect of the Mortgage Loans; (v) on or prior to the effective date of such transfer of servicing, the Servicing Rights Owner shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior

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Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (vi) the Servicing Rights Owner shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request; and

      (d) In the event that the Servicing Rights Owner transfers its servicing rights under the applicable Servicing Agreement, any successor Servicing Rights Owner shall acknowledge in writing that it is subject to the provisions of
Section 6.20 of this Agreement.

      Prior to amending any Servicing Agreement or consenting to any amendment or modification thereof, the Servicing Rights Owner shall obtain the prior written consent of the Trustee, such consent to be not unreasonably withheld.

      Notwithstanding the foregoing and anything to the contrary herein, the Servicer may at any time, upon notice to the Trustee but without the consent of the Trustee or any Person, assign its rights and delegate its obligations hereunder to an Affiliate that satisfies the servicer eligibility criteria, and is qualified to make substantially similar representations and warranties as those made by the Servicer, under the Servicing Agreement.

      Section 6.21. Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

      (a) the Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

      (b) the Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Trustee by all necessary corporate action;

      (c) the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the Trustee or any agreement or other instrument to which the Trustee is a party or by which it is bound;

      (d) to the Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement; and

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      (e) the Trustee is an FHA Approved Mortgagee and is qualified to own and hold VA Mortgage Loans, shall at all times maintain such status, and shall, at its own expense, maintain compliance with all applicable Regulations.

      (f) [Reserved]

      (g) This Agreement has been duly executed and delivered by the Trustee and constitutes a valid, legal and binding obligation of the Trustee, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                                  ARTICLE VII

                            PURCHASE AND TERMINATION
                                OF THE TRUST FUND

Section 7.01. Termination of Trust Fund Upon Repurchase or Liquidation of All Mortgage Loans.

      (a) The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to Securityholders as set forth in Section 7.02), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b); provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

      (b) On any Distribution Date occurring after the earlier to occur of (i) the date on which the aggregate Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Aggregate Principal Balance or (ii) the date of the final distribution on the Class A Notes, the Majority Class B Certificateholders may cause the Trustee to sell (or arrange for the sale of) all of the property of the Trust Fund to such Securityholders or to such party or parties as such Securityholders shall designate. The property of the Trust Fund shall be sold at a price (the "Termination Price") equal to the sum of: (x) 100% of the unpaid principal balance of each Mortgage Loan on the day of such sale plus interest accrued thereon at the applicable Mortgage Rate and unpaid to the date of such sale, (y) the fair market value of any REO Property and any other property held as property of the Trust Fund, such fair market value to be determined by an appraiser or appraisers agreed upon by the Trustee and (z) any unreimbursed Servicing Advances with respect to each Mortgage Loan.

      (c) The right of the Majority Class B Certificateholders to cause the Trustee to sell (or arrange for the sale of) all of the property of the Trust Fund set forth in Section 7.01(b) may not be assigned to the Seller or any successor in interest thereto or Affiliate thereof other than the Depositor without the prior written consent of the Majority Class A Noteholders.

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      Section 7.02. Procedure Upon Termination of Trust Fund.

      (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Securityholders mailed (x) no later than five Business Days after the Trustee has received notice from the Majority Class B Certificateholders of their intent to exercise the right to cause the termination of the Trust Fund pursuant to
Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Securities of all amounts required to be distributed to Securityholders pursuant to Section 5.02 will be made upon presentation and surrender of the Securities at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Securities at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Security Registrar at the time such notice is given to Holders of the Securities. Upon any such termination, the duties of the Security Registrar with respect to the Securities shall terminate and the Trustee shall terminate the Security Account and any other account or fund maintained with respect to the Securities, subject to the Trustee's obligation hereunder to hold all amounts payable to Securityholders in trust without interest pending such payment.

      (b) In the event that all of the Holders do not surrender their Securities for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Securityholders to surrender their Securities for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Securities shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Securityholders concerning surrender of such Securities, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Securities shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Securityholder due to such Securityholder's failure to surrender its Security(s) for payment of the final distribution thereon in accordance with this Section.

      (c) Any reasonable expenses incurred by the Trustee in connection with any termination or liquidation of the Trust Fund shall be paid from proceeds received from the liquidation of the Trust Fund.

                                  ARTICLE VIII

                            RIGHTS OF SECURITYHOLDERS

      Section 8.01. Limitation on Rights of Holders.

      (a) The death or incapacity of any Securityholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Securityholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of

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

this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Securityholder, solely by virtue of its status as a Securityholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Securities, be construed so as to constitute the Securityholders from time to time as partners or members of an association, nor shall any Securityholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (b) No Securityholder, solely by virtue of its status as Securityholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Majority Securityholders shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Securityholders; it being understood and intended, and being expressly covenanted by each Securityholder with every other Securityholder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Securityholders. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.02. Access to List of Holders.

      (a) If the Trustee is not acting as Security Registrar, the Security Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Security Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of each Class as of the most recent Record Date.

      (b) If one or more Holders (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Securityholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Securityholders at their addresses as they appear in the Security Register.

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      (c) Every Holder, by receiving and holding a Security, agrees with the
Depositor, the Security Registrar and the Trustee that none of the Depositor, the Security Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Securityholders hereunder, regardless of the source from which such information was derived.

      Section 8.03. Acts of Holders of Securities.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Securities (whether or not such Securities shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Security Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Security.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 9.01. Trustee To Retain Possession of Certain Documents. Until all amounts distributable in respect of the Securities have been distributed in full, the Trustee (or its custodian) shall retain possession and custody of each Mortgage File on behalf and for the

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benefit of the Securityholders in accordance with and subject to the terms and conditions of this Agreement.

      Section 9.02. Preparation of Tax Returns and Other Reports. The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon the information furnished by the Servicer or calculated by the Trustee in accordance with this Agreement, and shall file federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund and shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor (or the Seller, on its behalf) may reasonably request in writing, and shall forward to each Securityholder such forms and furnish such information within the control of the Trustee as are required by the Code to be furnished to them, and will prepare and disseminate to Securityholders Form 1099s (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

      Section 9.03. Release of Mortgage Files.

      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Securityholders on the next Distribution Date, the Servicer will immediately notify the Trustee (or its custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Security Account maintained by the Trustee pursuant to Section 4.02 have been or will be so deposited) of a Servicing Officer and shall request the Trustee (or its custodian) to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee (or its custodian) shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon receipt of such certification and request, the Trustee (or its custodian) shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Trustee authorizes the Servicer to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or Assignment without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Security Account.

      (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Applicable Requirements, the Trustee (or its custodian) shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee (or its custodian) shall, upon request of the Servicer and delivery to the Trustee (or its custodian) of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or its custodian) when the need therefor by the Servicer no longer exists unless the Mortgage

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Loan shall be liquidated, in which case, upon receipt of a certificate of a
Servicing Officer similar to that specified above, the trust receipt shall be released by the Trustee (or its custodian) to the Servicer.

      (c) The Trustee covenants and agrees that it will comply with all relevant laws and regulations governing the custody, processing, release and delivery of the Mortgage Loan documents within its possession or control.

                                   ARTICLE X

                               TAX ADMINISTRATION

      Section 10.01. Tax Administration.

      (a) The Depositor and the Trustee intend, and each Securityholder, by virtue of such Securityholder's purchase or other acquisition of Securities agrees, that for federal income tax purposes, the Class A Notes represent debt secured by the assets of the Trust Fund. For purposes of preparing tax returns the Trustee shall treat the Class A Notes as debt instruments.

      (b) The Depositor and the Trustee intend, and each Securityholder, by virtue of such Securityholder's purchase or other acquisition of Securities agrees, that for federal income tax purposes, the Class B Certificates represent the sole class of ownership interest in the Trust Fund. If at any time there is a single owner of 100% of the Class B Certificates, the arrangement created pursuant to this Agreement shall not be treated as an entity separate from the Holder of the Class B Certificates and all items of income, gain, deduction, loss, and credit against tax ("Tax Items") attributable to the arrangement created pursuant to this Agreement shall be treated as Tax Items of the Holder of the Class B Certificate. If at any time there is more than one holder of the Class B Certificates, then the arrangement created pursuant to this Agreement shall be treated as a partnership among the Class B Certificateholders and each such Holder shall be allocated a proportionate share of the Tax Items attributable to the arrangement created pursuant to this agreement based on such Holder's Percentage Interest in the Class B Certificates.

      (c) If, notwithstanding the intended treatment of the Class A Notes as debt for federal income tax purposes, as set forth in paragraph (a) above, the Internal Revenue Service were to successfully assert that the Class A Notes represent a second class of ownership interest in the Trust Fund and not debt secured by the Trust Fund, then the arrangement created pursuant to this Agreement shall be treated as a partnership between the Class A Securityholders and the Class B Certificateholders. Moreover, in the case of such a recharacterization, the following rules shall apply:

            (i) Each Holder of a Class A Note shall be deemed to have an initial capital account balance equal to the issue price of the Class A Note as determined under Treas. Reg. Section 1.1273-2(a) as though the Class A Note were a debt instrument, and any interest accruals and original issue discount accruals on the Class A Notes shall be treated as allocations of partnership income to the Holder and such allocations shall increase such Holder's capital account. Any premium amortization on the Class A Note will be treated

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      as an allocation of partnership deductions or ordinary loss and shall decrease such Holder's capital account. Each Class A Securityholder's capital account shall be further reduced by any Realized Losses allocated to such Securities and for any payments made with respect to such Securities in reduction of the Class Principal Balance thereof.

            (ii) All Tax Items that are not allocated to the Class A Securityholders in the manner described above shall be allocated among the Class B Certificateholders in accordance with their proportionate interests in the Class B Certificates.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 11.02. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

      Section 11.03. Amendment.

      (a) This Agreement may be amended from time to time by the Depositor and the Trustee, with notice to but without the consent of any of the Holders, (i) to correct any mistake or cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust Fund or this Agreement in any private placement memorandum or other offering document related to the offer and sale of the Securities or interests therein or obligations secured thereby or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to obtain or maintain a rating for a Class of Securities from a nationally recognized statistical rating organization, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder as evidenced by an Opinion of Counsel delivered to the Trustee (and, if so requested, to S&P). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph and all conditions precedent have been met.

      (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 - 2/3% of the aggregate Percentage Interests of each Class of Securities affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may
(i) reduce in any manner the amount of, or delay the timing of, payments received on

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

Mortgage Loans which are required to be distributed on any Security, without the consent of the Holder of such Security or (ii) reduce the aforesaid percentage of Percentage Interest of Securities of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Percentage Interests of each Class of Securities affected thereby.

      (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder and the Depositor.

      (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

      The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

      Section 11.04. Voting Rights. Except to the extent that the consent of all affected Securityholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of the Majority Securityholders, Securities owned by the Trustee or the Depositor, or any Affiliate thereof, are not to be counted so long as such Securities are owned by the Trustee or the Depositor, or any Affiliate thereof; provided, however, that this Section 11.04 shall cease to be effective if all the outstanding Securities are owned by the Depositor or any Affiliate thereof.

      Section 11.05. Rule 144A Information. For so long as any of the Securities of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Trustee agrees to provide to any Securityholders and to any prospective purchaser of Securities designated by such Securityholder, upon the request of such Securityholder or prospective purchaser, the information below, which is intended to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act; provided that this Section shall require only that the Trustee provide publicly available information regarding it or the Trust Fund in response to any such request:

      (a) the Trust Agreement, the Servicing Agreement and any amendments thereto;

      (b) the Servicer's certificates required pursuant to Sections 2.5(f) and 2.5(h) of the Servicing Agreement;

      (c) copies of each statement or report sent to Securityholders pursuant to
Section 4.01 during the 12 months immediately prior to such request; and

      (d) such other information as is reasonably available to the Trustee and is directly related to the distributions on the Securities and the servicing and performance of the Mortgage Loans.

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      Any recipient of information provided pursuant to this Section shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Securities by the prospective purchaser. The Trustee shall have no responsibility for the sufficiency under Rule 144A of any information so provided by the Trustee to any Securityholder or prospective purchaser of Securities.

      Section 11.06. Governing Law; Consent To Jurisdiction; Waiver Of Jury
Trial.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      (b) THE DEPOSITOR AND THE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, SOLELY WITH RESPECT TO MATTERS ARISING UNDER THIS AGREEMENT, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION
11.07 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT THEREOF. THE DEPOSITOR AND THE TRUSTEE EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR AND THE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

      (c) THE DEPOSITOR AND THE TRUSTEE EACH HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      Section 11.07. Notices. (a) All communications and notices to the parties hereto shall be in writing and delivered as follows:

      If to the Trustee, at:

            Wachovia Bank, National Association
            401 S. Tryon Street - 12th Floor

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            Charlotte, North Carolina 28288-1179
            Attention: Structured Finance Trust Services
            Telephone: (704) 383-9568
            Facsimile: (704) 383-6039

      If to the Depositor, at:

            UMT Funding Trust
            5740 Prospect Ave.
            Suite 1000
            Dallas, Texas 75206
            Attention: Christine Griffin
            Telephone: (800) 955-7917
            Facsimile: (214) 237-3309

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

      (b) All communications and notices to be given pursuant hereto shall be in writing and sent by facsimile or electronic mail, to the address shown above, or, in the case of the Holders, to the address shown in the Security Register. Such notices shall be deemed given when sent to the applicable party.

      Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof or the Trustee.

      Section 11.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section 11.10. Headings. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

      Section 11.11. Beneficiaries. (a) This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders of the Securities, and their respective successors and permitted assigns. No other Person will have any right or obligation hereunder, except to the extent specified in paragraph (b) of this Section 11.11.

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      (b) Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Servicer receive the benefit of the provisions of Section 9.03 hereof and of this Section 11.11 as an intended third party beneficiary of this Agreement of the extent of such provisions. The Trustee shall have the same obligations to the Servicer under Section 9.03 hereof as if the Servicer were a party to this Agreement, and the Servicer shall have the same rights and remedies to enforce the provisions of Section 9.03 hereof and this Section 11.11 as if the Servicer were a party to this Agreement.

      Section 11.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      Section 11.13. No Petition. The Trustee, by entering into this Trust Agreement, and each Securityholder, by accepting a Security, hereby covenant and agree that they will not at any time (i) institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Securities, this Trust Agreement or any related document, or (ii) cooperate with or encourage any other party to take any such action, until one year and one day after the date on which all amounts distributable to Securityholders hereunder have been distributed.

      Section 11.14. Agreements of Securityholders. Each Securityholder, by accepting a Security, hereby acknowledges and agrees that:

      (a) to the extent that the Securityholders are deemed to have any interest in any assets of the Depositor that constitute the assets of the trust for any other series of securities with respect to which the Depositor acts as depositor:

            (i) the interest of the Securityholders in such assets is subordinate to claims or rights of the holders of such other series of securities to such assets; and

            (ii) this Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code; and

      (b) Securityholders have no rights in any assets of the Depositor other than, in the event that the conveyance by the Depositor of the property constituting the Trust Fund shall be deemed to be in the nature of a grant of a security interest rather than an absolute sale, the Trust Fund.

                           [SIGNATURE PAGE TO FOLLOW]

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                                       60

      IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the Closing Date.

                               UMT FUNDING TRUST,
                                  as Depositor

                                  By: _________________________________________
                                  Name:
                                  Title:

                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Trustee

                                  By: _________________________________________
                                  Name: Gregory Yanok
                                  Title: Vice President

Acknowledged and Agreed to for
purposes of Sections 2.04 and 2.05:

UMT LT TRUST,
  as Seller

By: ____________________________
    Name:
    Title:

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

                                   EXHIBIT A-1

                              FORM OF CLASS A NOTE

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                                      A-1-1

                                   EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE

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                                      A-2-1

                                   EXHIBIT B-1

                          FORM OF INITIAL CERTIFICATION

                                                  _________________
                                                       Date

UMT Funding Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75240

      Re: Trust Agreement (the "Trust Agreement") dated as of January 1, 2005, between UMT Funding Trust, as Depositor, and Wachovia Bank, National Association, as Trustee, with respect to Bayview Asset-Backed Securities, Series 2005-1

Ladies and Gentlemen:

      In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to any Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exceptions report attachment hereto), it has reviewed the documents delivered to it pursuant to the Trust Agreement and has determined that (i) all Mortgage Notes required to be delivered to it pursuant to the Trust Agreement are in its possession and all Assignments will be completed and delivered prior to the subsequent delivery of the interim certification and (ii) each such Mortgage Note and Assignment has been reviewed by it and appears regular on its face, appears to bear original signatures, and has not been mutilated, damaged, torn or otherwise physically altered and relates to such Mortgage Loan. The undersigned has made no independent examination of such documents beyond the review specifically required in the Trust Agreement. The undersigned makes no representations or warranties as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      This Certificate is subject in all respects to the Trust Agreement, including but not limited to, Section 2.02.

      Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement

                                           [[Custodian], on behalf of]
                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee
                                           By:__________________________________
                                             Name:
                                             Title:

126031 Bayview 2005-1
Trust Agreement

                                     B-1 -1

                                   EXHIBIT B-2

                          FORM OF INTERIM CERTIFICATION

                                                  _________________
                                                        Date

UMT Funding Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75240

      Re: Trust Agreement (the "Trust Agreement") dated as of January 1, 2005, between UMT Funding Trust, as Depositor, and Wachovia Bank, National Association, as Trustee, with respect to Bayview Asset-Backed Securities, Series 2005-1

Ladies and Gentlemen:

      In accordance with the provisions of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exceptions report attached hereto), it (or its custodian) has received the applicable documents listed in
Section 2.01 of the Trust Agreement.

      The undersigned hereby certifies as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that
(a) each such document has not been mutilated, damaged or torn and relates to the Mortgage Loan identified in such document and (b) the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii) of the definition of Mortgage Loan Schedule contained in the Trust Agreement accurately reflects information set forth in the Mortgage File.

      This Certificate is qualified in all respects by the terms of the Trust Agreement including, but not limited to, Section 2.02.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                           [[Custodian], on behalf of]
                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:__________________________________
                                              Name:
                                              Title:

126031 Bayview 2005-1
Trust Agreement

                                     B-2 -1

                                   EXHIBIT B-3

                           FORM OF FINAL CERTIFICATION

                                                  _________________
                                                       Date

UMT Funding Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75240

      Re: Trust Agreement (the "Trust Agreement") dated as of January 1, 2005, between UMT Funding Trust, as Depositor, and Wachovia Bank, National Association, as Trustee, with respect to Bayview Asset-Backed Securities, Series 2005-1

Ladies and Gentlemen:

      In accordance with the provisions of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exceptions report attached hereto), it (or its custodian) has received the applicable documents listed in
Section 2.01 of the Trust Agreement.

      The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) through (iii) of the Mortgage Loan Schedule is correct.

      This Certificate is qualified in all respects by the terms of the Trust Agreement including, but not limited to, Section 2.02.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                           [[Custodian], on behalf of]
                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:__________________________________
                                              Name:
                                              Title:

126031 Bayview 2005-1
Trust Agreement

                                     B-3 -1

                                    EXHIBIT C

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                                  _________________
                                                       Date

[Addressed to Trustee
or, if applicable, custodian]

      In connection with the administration of the Mortgage Loans held by you as Trustee under a certain Trust Agreement dated as of January 1, 2005, between UMT Funding Trust, as Depositor, and you, as Trustee (the "Trust Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one):

____ 1. Mortgage Loan Paid in Full. (All amounts received in connection therewith have been credited to the Custodial Account and remitted to the Trustee for deposit into the Security Account pursuant to the Trust Agreement.)

____ 2. Mortgage Loan Liquidated. (All proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Custodial Account and remitted to the Trustee for deposit into the Security Account pursuant to the Trust Agreement.)

____ 3. Mortgage Loan in foreclosure or another method of liquidation pursuant to the Trust Agreement.

____ 4. Mortgage Loan subject to documentation corrections for errors and ambiguities. (The documentation released pursuant to this Request for Release of Documents has errors or ambiguities that require correction and such documentation shall be corrected in a prompt manner and returned to the Servicer in accordance with the Trust Agreement; provided, however, that no more than one hundred Mortgage Files shall be released to the Servicer at any one time.)

____ 5. Mortgage Loan repurchased pursuant to Section 2.04 of the Trust Agreement. (The Purchase Price has been remitted to the Trustee for deposit into the Security Account pursuant to the Trust Agreement.)

126031 Bayview 2005-1
Trust Agreement

____ 6. Subject to the approval of the Trustee set forth below, other release (explain):

      If box 1, 2 or 5 above is checked, and if all or part of the Trustee's Mortgage Files were previously released to the Servicer, the Seller or the Depositor, please release to the applicable party its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

      If box 3 or 4 above is checked, upon the return of all of the above documents to you as the [Trustee] [custodian], please acknowledge your receipt by signing in the space indicated below, and returning this form.

      If box 6 above is checked, the Mortgage File will be returned when no longer required for such purpose, and, upon such return, please acknowledge your receipt by signing in the space indicated below, and returning this form.

      Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

                                           ___________________________________
                                                 [Name of Servicer]

                                           By:________________________________
                                              Name:
                                              Title:

_____________________________________
   [Name of [Trustee][custodian]]

By:__________________________________
   Name:
   Title:

126031 Bayview 2005-1
Trust Agreement

                                    EXHIBIT D

                                   [Reserved]

126031 Bayview 2005-1
Trust Agreement

                                    EXHIBIT E

                               SERVICING AGREEMENT

126031 Bayview 2005-1
Trust Agreement

                                    EXHIBIT F

                            FORM OF INVESTMENT LETTER

                                                        ------------------------
                                                                  Date

UMT Funding Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75240

Wachovia Bank, National Association
401 S. Tryon Street - 12th Floor
Charlotte, North Carolina  28288-1179
Attention:  Structured Finance Trust Services

            Re: Bayview Asset-Backed Securities, Series 2005-1

Ladies and Gentlemen:

      In connection with our acquisition of the above-referenced securities (the "Securities"), we certify that (a) we understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) if acquiring a Class A Note, we are either (A) a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act (a "QIB") or (B) an "accredited investor," or an entity each of whose equity owners is an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act (an "Accredited Investor") and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Securities and we are able to bear the economic risk of such an investment, (c) if acquiring the Class B Certificates, we are either (A) a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act (a "QIB") or (B) subject to Section 3.03(f) of the Trust Agreement, the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor, (d) we understand that each proposed purchaser of the Securities is responsible for making its own independent review of such information as it deems relevant to its investment decision and we have had the opportunity to ask questions of and receive answers from the transferor concerning the purchase of the Securities and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Securities and we have been furnished with, and have had an opportunity to review, a copy of the Trust Agreement dated as of January 1, 2005 (the "Trust Agreement"), between UMT Funding Trust, as depositor, and Wachovia Bank, National Association, as trustee, (e) we are acquiring the Securities for investment for our own account and not with a view to any distribution of such Securities (but without prejudice to our right at all times to sell or otherwise dispose of the Securities in accordance with clause (h) below), (f) we

126031 Bayview 2005-1
Trust Agreement
understand that the certificates evidencing the Securities purchased by us will bear one or more legends in substantially the form set forth in the Trust Agreement, (g) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Securities or any interest in the Securities, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Securities or any interest in the Securities from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Securities under the Securities Act or that would render the disposition of the Securities a violation of Section 5 of the Securities Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Securities, (h) we will not sell, transfer or otherwise dispose of any Securities unless (1) such sale, transfer or other disposition is exempt from the registration requirements of the Securities Act and any relevant state securities laws and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) we have informed the purchaser or transferee of such Security of the transfer restrictions applicable to such Security, (3) the purchaser or transferee of such Security has executed and delivered to you a certificate to substantially the same effect as this certificate and (4) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement, and (i) we are a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

      The transferee is duly authorized to purchase the Securities and its purchase of investments having the characteristics of the Securities is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the transferee.

      The transferee agrees to indemnify the Depositor and the Trustee against any liability that may result if the transferee sells or transfers such Security to a purchaser or transferee who does not comply with any conditions for transfer set forth in the Trust Agreement.

      The transferee understands that each holder of Securities, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement.

                                                Very truly yours,

                                                --------------------------------
                                                [Name of Transferee]

                                                By: ____________________________
                                                    Authorized Officer

126031 Bayview 2005-1
Trust Agreement

                                    EXHIBIT G

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is the ______________________ of (the
"Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

            2. The Investor is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a person acting for, on behalf of or with the assets of any such plan or arrangement.

            3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between UMT Funding Trust, as Depositor, and Wachovia Bank, National Association, as Trustee, dated as of January 1, 2005, no transfer of the Securities shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

126031 Bayview 2005-1
Trust Agreement

            IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.

                                        ----------------------------------------
                                            [Investor]

                                        By: ____________________________________
                                            Name:
                                            Title:

ATTEST:

---------------------------

STATE OF             )
                     )  ss.:
COUNTY OF            )

            Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

            Subscribed and sworn before me this _____ day of ___________ 20__.

                                               ---------------------------------
                                               NOTARY PUBLIC

                                               My commission expires the
                                               ____ day of __________, 20__

126031 Bayview 2005-1
Trust Agreement

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

126031 Bayview 2005-1
Trust Agreement